                                                                    EXHIBIT 99.2

 WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                   SETTLEMENT STATEMENT

 Report Date                         06-Nov-98                                                                           18-Nov-98
 Preceding Report Date               15-Oct-98                                                                            11:06 AM
 Prepared by                     Linda Lauderdale

 ==================================================================================================================================

 ----------------------------------------------------------------------------------------------------------------------------------
 A.  MONTHLY RECEIVABLES ACTIVITY
                                                                                 HOME FASHIONS        ALAMAC            TOTAL
                                                                                 -------------        ------            -----
 1.     BEGINNING MONTHLY RECEIVABLES BALANCE                                                                       244,892,289.21

 2.     Plus:  Invoices                                                          172,547,581.34              0.00   172,547,581.34

 3.     Less:  Cash Collections                                                                                    (166,868,607.77)

 4a.    Less:  Cash Discounts                                                       (334,462.24)             0.00      (334,462.24)
 4b.    Less:  Returns & Allowances                                               (3,413,591.36)             0.00    (3,413,591.36)
 4c.    Less:  Other Credits                                                        (345,464.00)             0.00      (345,464.00)
               --------------------------------                                 ----------------  ---------------- ----------------
 4d.           Total Dilution                                                     (4,093,517.60)             0.00    (4,093,517.60)

 5.     Less:  Advertising Credits                                                (4,531,542.07)             0.00    (4,531,542.07)

 6.     Less:  Net Write-Offs                                                          5,137.12              0.00         5,137.12

 7.     Less:  Miscellaneous                                                                                             48,462.08
                                                                                                                   ----------------

 8.     ENDING MONTHLY RECEIVABLES BALANCE                                                                          241,999,802.31
                                                                                                                   ================

 ----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
 B.  TURNOVER DAYS

 1.     Turnover Days  =   ( a  +  b )  /  2   x   ( 30  /  c )
                                                                                  HOME FASHIONS        ALAMAC
                                                                                  -------------        ------
  (a).  Aggregate Receivables Balance as of beginning of immediately preceding   244,953,154.54         (60,865.33)
           Calculation Period
  (b).  Aggregate Receivables Balance as of most recent Cut-Off Date             242,061,614.10         (61,811.79)
  (c).  Aggregate Receivables generated during preceding Calculation Period      172,547,581.34               0.00
            (see A.2)
                                                                                ----------------  -----------------
 2.     TURNOVER DAYS (TD)                                                                42.30                N/A
                                                                                ----------------  -----------------

                                                                                                  -----------------
 3.     COMBINED TURNOVER DAYS                                                                               42.30
                                                                                                  -----------------

 ----------------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------------------------------------
 C.  INVESTOR CERTIFICATES AND PURCHASED INTERESTS

 1.     INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):        3.  INVESTOR INVESTED AMOUNT ON THE DATE OF
                                                                               ISSUANCE (SERIES 1994-1 CERTIFICATES) :
        Investor Revolving Certificates                   0.00
        Class A Fixed Principal Certificates    115,000,000.00                Class A Fixed Principal Certificates  115,000,000.00
        Class B Fixed Principal Certificates     18,000,000.00                Class B Fixed Principal Certificates   18,000,000.00
        Purchased Interests                               0.00
                                               ----------------                                                    ----------------
        Investor Invested Amount                133,000,000.00                Investor Invested Amount              133,000,000.00
                                               ================                                                    ================

 2.     INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):                  4.  AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
                                                                               (AS OF MOST RECENT CUT-OFF DATE):
        Investor Revolv. Cert.                           0.00%
        Class A Fixed Principal Certificates             5.77%                Principle Funding Account Balance               0.00
                                                                                                                   ================
        Class B Fixed Principal Certificates             6.07%
        Purchased Interests                              0.00%            5.  WPS REVOLVING CERTIFICATE AMOUNT
        -------------------
                                               ----------------
        Weighted Avg. Interest Rate                      5.81%                 (AS OF MOST RECENT CUT-OFF DATE):
                                               ================

                                                                               WPS Revolving Certificate Amount               0.00
                                                                                                                   ================

----------------------------------------------------------------------------------------------------------------------------------

 WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                   SETTLEMENT STATEMENT

 Report Date                         06-Nov-98                                                                           18-Nov-98
 Preceding Report Date               15-Oct-98                                                                            11:06 AM
 Prepared by                     Linda Lauderdale
                                                                                                                            page 2
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 D.  LOSS RESERVE RATIOS
 I.  CLASS B

        LOSS RESERVE RATIO   2.0    x     a     x    ( b  /  c )    x     d
        where:
        (a)    highest 3-mon. average over the past 12 months of the "Aged
               Receivables Ratio" ending on most recent Cut-Off Date   (see Schedule A)                      0.52%
        (b)    sum of total Receivables generated over past 4 months  (see Schedule A)              616,427,930.88
        (c)    Balance of Eligible Receivables at most recent Cut-Off Date
                 (see Daily Report for most recent Cut-Off Date)                                    193,361,971.36
        (d)    "Payment Term Variable"   (see below)                                                         1.000

               Payment Term Variable, calculated with respect to each division, shall equal (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are 50 to 59 days, and (e)
               1.375 if the weighted average payment terms are 60 to 69 days.
               (also see Definitions.)


                                                                                                -------------------
 1.     LOSS RESERVE RATIO   (CLASS B ONLY)                                                                   3.32%
                                                                                                -------------------



 II.  CLASS A

        LOSS RESERVE RATIO   2.5    x     a     x    ( b  /  c )    x     d
        where: (a), (b), (c) and (d) are defined and provided above.

                                                                                                -------------------
 2.     LOSS RESERVE RATIO   (CLASS A ONLY)                                                                   4.14%
                                                                                                -------------------


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 E.  DILUTION RESERVE RATIOS

 I.  CLASS B

        DILUTION RESERVE RATIO [(   2.0   x    a )    +   ( (   b   -   a   )     x    (  b    /   a  ) )   ]   x     ( c  /  d )

        (a)    average of "Dilution Ratios" over the past 12 months  (see Schedule B)                        2.52%
        (b)    highest 2-month "Dilution Ratio" over the past 12 months  (see Schedule B)                    3.24%
        (c)    total sales over the past 2 months  (see Schedule B)                                 315,131,357.09
        (d)    Balance of Eligible Receivables at most recent Cut-Off Date (see D.1(c))             193,361,971.36


                                                                                                  ----------------
 1.     DILUTION RESERVE RATIO  (CLASS B ONLY)                                                                9.73%
                                                                                                  ----------------


 II.  CLASS A

        DILUTION RESERVE RATIO = [(  2.5  x   a )   +   ( (   b   -   a   )     x    (  b    /   a  ) )   ]   x     ( c  /  d )
        where: (a), (b), (c) and (d) are defined and provided above.


                                                                                                  ----------------
 2.     DILUTION RESERVE RATIO  (CLASS A ONLY)                                                               11.78%
                                                                                                  ----------------


----------------------------------------------------------------------------------------------------------------------------------

 WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                   SETTLEMENT STATEMENT

 Report Date                         06-Nov-98                                                                           18-Nov-98
 Preceding Report Date               15-Oct-98                                                                            11:06 AM
 Prepared by                     Linda Lauderdale
                                                                                                                            page 3
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
 F. APPLICABLE RESERVE RATIO


 1.     Minimum Required Reserve Ratio                                                                      14.00%   (1)
 2.     Sum of Required Reserve Ratios (for Class B):
               Loss Reserve Ratio  (see D.1)                                                                 3.32%
               Dilution Reserve Ratio  (see E.1)                                                             9.73%
                                                                                                             ----
                                                                                                            13.05%   (2)

 3.     10% plus the product of (i) and (ii) where:                                                         10.00%
        (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                                   2.52%
        multiplied by:
        (ii)       Invoices generated over latest 2 months               =       315,131,357.09 =
               ------------------------------------------------                 ----------------
                        Unpaid Balance of Receivables                            241,999,802.31              1.30
                                                                                                             ----
                                                                                                            13.28%   (3)


 4.     APPLICABLE RESERVE RATIO   *                                                                        14.00%

 *  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum Required Reserve Ratio,
    (2) the sum of the Required Reserve Ratios and (3) the factor calculated in F.3.

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
 G.  DISCOUNT RATE RESERVE
        ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
             INFORMATION IS USED IN THAT CALCULATION. ***

 1.     Carrying Costs estimated to accrue over the next Calculation Period                           1,011,000.00
        (excluding interest on the WPS Finco Note)

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
 H.  GENERAL INFORMATION

 1.     Servicer's Fee for the most recent Calculation Period                                           401,371.73
                                                                                                  ================



 2.     Trustee's Fee for the most recent Calculation Period                                              1,416.67
                                                                                                  ================



 3.     Accumulated amount paid to the Sellers for reinvestment in new Receivables
        during the revolving period for Series 1994-1 Certificates (inception to liquidation)     7,721,847,080.93
                                                                                                  ================



----------------------------------------------------------------------------------------------------------------------------------

 WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                   SETTLEMENT STATEMENT

 Report Date                         06-Nov-98                                                                           18-Nov-98
 Preceding Report Date               15-Oct-98                                                                            11:06 AM
 Prepared by                     Linda Lauderdale
                                                                                                                            page 4
 =================================================================================================================================
 ---------------------------------------------------------------------------------------------------------------------------------
 I.  LOSS TO LIQUIDATION RATIO

 1.     Receivables (net of recoveries) that were written off as uncollectible
        (excluding write-offs of interest on past due Receivables) or converted into promissory notes:
        ------------------------------------------------------------------------------------------

                                                                              HOME FASHIONS               ALAMAC        TOTAL
                                                                              -------------               ------        -----
               Preceding Calculation Period (see A.6)                               (5,137.12)              0.00         (5,137.12)
               2nd Preceding Calculation Period                                    (18,438.14)              0.00        (18,438.14)
               3rd Preceding Calculation Period                                    (26,780.09)              0.00        (26,780.09)

 2.     Total Cash Collections
        -------------------------
               Preceding Calculation Period (see A.3)                          166,867,673.35             934.42    166,868,607.77
               2nd Preceding Calculation Period                                134,322,778.76             110.34    134,322,889.10
               3rd Preceding Calculation Period                                115,245,964.40             122.21    115,246,086.61


 4.     Loss to Liquidation Ratio =     [ 3 months total of (1) ]   /   [ 3 months total of (2) ]

                                                                              ----------------  -----------------  ----------------
        LOSS TO LIQUIDATION RATIO  =                                                    -0.01%              0.00%            -0.01%
                                                                              ----------------  -----------------  ----------------





-----------------------------------------------------------------------------------------------------------------------------------
 J.  LIQUIDATION EVENTS AND PAYOUT EVENTS
                                                                                                   Number of
 1.     Portfolio-Based Liquidation Events (see 9.01 of PSA):                                    Business Days       Triggered?
                                                                                                 -------------       ----------

   A.   The calculated amount of (i) the difference of (a) sum of the Certificate                     5.00               NO
        Calculation Amount plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


 2.     Portfolio-Based Payout Events (see Series Supplements):                                        Trigger Percentage
                                                                                                       ------------------
   A.     (Class A Reserves - funds in Special Reserve Acct)     >     Trigger Percentage    40%, if WestPoint Receivables make up
        -------------------------------------------------------                              90% or more of Net Elig. Receivables
                       Net Eligible Receivables                                              35%, on any other day

                                                                                                                           NO
   B.   For the last Business Day of any three consecutive Calculation Periods:

                   (Amt of funds in Equalization Acct and Set Aside Acct)                 >          35%                   NO
        -----------------------------------------------------------------------------
          Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)




 3.     Other Liquidation Events:

                                 --------------
               Triggered ?            NO
                                 --------------

               If yes, explain below.



 4.     Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

                                 --------------
               Triggered ?            NO
                                 --------------

               If yes, explain below.

----------------------------------------------------------------------------------------------------------------------------------


 WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                   SETTLEMENT STATEMENT
 Report Date                         06-Nov-98                                                                           18-Nov-98
 Preceding Report Date               15-Oct-98                                                                            11:06 AM
 Prepared by                     Linda Lauderdale

                                                                                                                            page 5
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
 K.  DISCOUNT RATE

 1.     Discount Rate  =  12    x    a    /    b

 (a)    Carrying Costs accrued during the most recent Calculation Period           1,504,000.00
            (including WPS Finco Note interest)
 (b)    Aggregate Unpaid Balance of all Receivables as of the most recent        241,999,802.31
            Cut-off Date (see A.8)

                                                                                ---------------
 2.     DISCOUNT RATE                                                                      7.46%
                                                                                ---------------

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
 L.  PURCHASE PRICE PERCENTAGE                 (See Section 2.2 of RPA)
                                                                                HOME FASHIONS               ALAMAC
                                                                                -------------               ------
 1.     Turnover Days (TD)   (see B.2)                                                    42.30                N/A
        ------------------------------
 2.     Profit Discount                                                                   0.20%                N/A

 3.     Purchase Discount Reserve Ratio  (PDRR)

        PDRR =    ( TD / 360  x  Discount Rate )  +  Profit Discount   =                  1.08%                N/A

 4.     Loss to Liquidation Ratio  (LLR)     (see I.4)                                   -0.01%                N/A

 5.     Purchase Price Percentage  (PPP)

        PPP =  100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =               98.93%                N/A

                                                                                ---------------   ----------------
 6.     PURCHASE PRICE PERCENTAGE                                                        98.93%                N/A
                                                                                ---------------   ----------------

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
 M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

 1.     Total amount distributed in the preceding Calculation Period               $ AMOUNT        INTEREST RATE
                                                                                ----------------  -----------------

               (A)   Class A Certificateholders                                      589,957.99         N/A
               (B)   Class B Certificateholders                                       96,991.25         N/A
               (C)   Investor Revolving Certificateholders (non-use fees not incl)         0.00         N/A

 2.     Total amount allocable to Interest and Interest Rate

               (A)   Class A Certificateholders                                      589,957.99            5.9575%
               (B)   Class B Certificateholders                                       96,991.25            6.2575%
               (C)   Investor Revolving Certificateholders (non-use fees not incl)         0.00

 3.     Total amount allocable to Principle

               (A)   Class A Certificateholders                                            0.00         N/A
               (B)   Class B Certificateholders                                            0.00         N/A
               (C)   Investor Revolving Certificateholders                                 0.00         N/A


----------------------------------------------------------------------------------------------------------------------------------

 WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                   SETTLEMENT STATEMENT

 Report Date                         06-Nov-98                                                                           18-Nov-98
 Preceding Report Date               15-Oct-98                                                                            11:06 AM
 Prepared by                     Linda Lauderdale
                                                                                                                            page 6
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
 N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                                 Dollar Amount    % Ending Rec Bal
                                                                                ----------------  -----------------
 1.     Delinquent   1 -  30 days                                                 23,252,684.87              9.61%
        Delinquent  31 -  60 days                                                  2,827,884.84              1.17%
        Delinquent  61 -  90 days                                                    711,520.74              0.29%
        Delinquent  91 - 120 days                                                    524,740.50              0.22%
        Delinquent  over  120 days                                                 1,863,936.63              0.77%
                                                                                ----------------  -----------------

        Total Delinquent Balance                                                  29,180,767.58             12.06%

 2.     Ending Monthly Receivables Balance  (see A.8)          241,999,802.31

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
 AGED RECEIVABLES RATIO                                                                                              SCHEDULE A


                                     91 TO
                                   120 DAYS
                                   PAST DUE                        SALES
                                  ------------                 ---------------
 PRECEDING CUT-OFF DATE             524,740.50                 172,547,581.34
 2ND PREC. CUT-OFF DATE             311,432.99                 142,583,775.75
 3RD PREC. CUT-OFF DATE             514,185.64                 139,572,046.73
 4TH PREC. CUT-OFF DATE             350,982.59                 161,724,527.06
 5TH PREC. CUT-OFF DATE           1,150,164.40                 137,713,772.25


 AGED RECEIVABLES RATIO    =     Rec. 91 to 120 days past due as of Prec Calc Pd
                                 plus write-offs per Aged Receiv. Ratio definition*     =               524,740.50
                                 ---------------------------------------------                    ----------------
                                         Sales in month 4 mos. prior                                137,713,772.25


                                 -------------
                           =              0.38%
                                 -------------

 *  see "Definitions" for further explanation

 AGED RECEIVABLES RATIO:
 Preceding Calculation Period (from above)                                                                   0.38%
 2nd Preceding Calculation Period (from preceding Settlement Statement)                                      0.27%
 3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                                  0.31%

 PRECEDING MONTH'S 3-MONTH AVERAGE OF AGED RECEIVABLES RATIO                                                 0.32%
  2nd preceding month's  3-month average of Aged Receivables Ratio                                           0.29%
  3rd                     "                                                                                  0.52%
  4th                     "                                                                                  0.46%
  5th                     "                                                                                  0.46%
  6th                     "                                                                                  0.29%
  7th                     "                                                                                  0.40%
  8th                     "                                                                                  0.40%
  9th                     "                                                                                  0.40%
  10th                    "                                                                                  0.35%
  11th                    "                                                                                  0.32%
  12th                    "                                                                                  0.25%


                                                                                                  ----------------
 HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                 0.52%
                                                                                                  ----------------

----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                     SETTLEMENT STATEMENT

Report Date                         06-Nov-1998                                                                         18-Nov-1998
Preceding Report Date               15-Oct-1998                                                                            11:11 AM
Prepared by                      Linda Lauderdale

                                                                                                                             page 7
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

DILUTION RATIO                                                                                                       SCHEDULE B



         Dilution Ratio   =       Total Dilution in Calculation Period
                          -----------------------------------------------------
                              Sales in month two Calculation Periods prior

                                                                                      2-MON. AVG
                                                                                        OF THE
                                DILUTION              SALES      DILUTION RATIO     DILUTION RATIO
                                --------              -----      --------------     --------------

PRECEDING CUT-OFF DATE      4,093,517.60     172,547,581.34               2.93%             2.11%
2ND PREC. CUT-OFF DATE      2,255,758.42     142,583,775.75               1.39%             1.60%
3RD PREC. CUT-OFF DATE      2,533,976.03     139,572,046.73               1.84%             2.38%
4TH PREC. CUT-OFF DATE      3,487,121.66     161,724,527.06               3.01%             2.36%
5TH PREC. CUT-OFF DATE      3,136,070.80     137,713,772.25               1.90%             1.95%
6TH PREC. CUT-OFF DATE      2,504,674.63     115,705,318.49               2.03%             2.91%
7TH PREC. CUT-OFF DATE      4,536,331.14     165,286,968.33               3.84%             3.14%
8TH PREC. CUT-OFF DATE      3,527,809.23     123,274,935.77               2.54%             3.15%
9TH PREC. CUT-OFF DATE      4,822,371.45     118,287,353.24               3.81%             3.24%
10TH PREC. CUT-OFF DATE     3,600,526.87     138,846,904.78               2.70%             2.55%
11TH PREC. CUT-OFF DATE     3,896,691.59     126,444,698.69               2.43%             2.10%
12TH PREC. CUT-OFF DATE     2,654,391.99     133,178,386.31               1.76%             2.41%
13TH PREC. CUT-OFF DATE     4,593,206.29     160,258,207.12
14TH PREC. CUT-OFF DATE     2,898,180.37     150,967,875.54
15TH PREC. CUT-OFF DATE     3,267,532.30     150,145,930.54
16TH PREC. CUT-OFF DATE     4,206,910.71     170,918,590.57

                                                                   -----------
AVERAGE OVER PAST 12 MONTHS                                               2.52%
                                                                   -----------

                                                                                 ----------------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                 3.24%
                                                                                 ----------------



-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                     SETTLEMENT STATEMENT

Report Date                         06-Nov-1998                                                                         18-Nov-1998
Preceding Report Date               15-Oct-1998                                                                            11:11 AM
Prepared by                      Linda Lauderdale

                                                                                                                             page 8
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

AVAILABLE SUBORDINATION AMOUNT     (CALCULATE DURING LIQUIDATION PERIOD)                                          SCHEDULE C

A.  On Liquidation Commencement Date

1.       Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day             0.00
2.       Less:  Certificate Calculation Amount as of next preceding Business Day                               0.00
3.       Less:  PI Calculation Amount as of next preceding Business Day                                        0.00
4.       Plus:  Balance of deposit in Equalization Account at end of next preceding Business Day               0.00
5.       Less:  Discount Rate Reserve as of next preceding Business Day                                        0.00
                                                                                                  -----------------
6.       AVAILABLE SUBORDINATION AMOUNT                                                                        0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.       Available Subordination Amount as calculated on next preceding Settlement Date                        0.00
2.       Less:  Charge-off Amount (if positive) for most recently ended Calculation Period                     0.00
3.       Plus:  Net Recoveries (if positive) for most recently ended Calculation Period                        0.00
                                                                                                  -----------------
4.       AVAILABLE SUBORDINATION AMOUNT                                                                        0.00


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ALLOCABLE CHARGED-OFF AMOUNT    (CALCULATE DURING LIQUIDATION PERIOD)                                             SCHEDULE D


A.       If Available Subordination Amount is greater than zero, the Allocable
         Charged-off Amount equals 0.

B.       On the first Settlement Date on which the Available Subordination
         Amount is reduced to 0, Allocable Charged-off Amount equals (1) minus
         (2), if positive:

         1.     Charged-off Amount for most recently ended Calculation Period                                  0.00
         2.     Available Subordination Amount as of next preceding Settlement Date                            0.00
                                                                                                  -----------------
                          Allocable Charged-off Amount                                                         0.00

C. On each subsequent Settlement Date, the Allocable Charged-off Amount equals the Charged-off Amount (if positive) for the most recently ended
         Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
         1. WPSF Allocation Percentage                    0.00
         2. Allocable Charged-off Amount                  0.00
                                                ---------------
         3. WPSF allocation (1) x (2)                              -------  >>                                              0.00

Second, to the Investor Certificates and Purchased Interests:

         (i)  to the Subordinated Classes and Subordinated Purchased
              Interests, in accordance to their respective Class Allocation                                                 0.00
              Percentages, until their respective Class Invested Amounts and PI
              Invested Amounts have been reduced to 0

         (ii) to the Senior Classes and Senior Purchased Interests, in
              accordance to their respective Class Allocation Percentages, until                                            0.00
              their respective Class Invested Amounts have been reduced to 0.
                                                                                                                      -----------
                                                                                                                            0.00

-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                                                                     SETTLEMENT STATEMENT

Report Date                         06-Nov-1998                                                                         18-Nov-1998
Preceding Report Date               15-Oct-1998                                                                            11:11 AM
Prepared by                      Linda Lauderdale

                                                                                                                             page 9
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

NET RECOVERIES    (CALCULATE DURING LIQUIDATION PERIOD)                                                                SCHEDULE E


A.       If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

B. Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding
         Purchased Interests and the WPSF Revolving Certificate as follows:

First, to WPSF Revolving Certificate:
         1. WPSF Allocation Percentage                    0.00
         2. Total Net Recoveries                          0.00
                                                ---------------
         3. WPSF allocation (1) x (2)                              -------  >>                                                 0.00

Second, to the Investor Certificates and Purchased Interests:

         (i)  to the Senior Classes and Senior Purchased Interests, in
              accordance to their respective Class Allocation Percentages, until                                               0.00
              all previous reductions to their respective Class Invested Amounts and
              PI Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated

         (ii) to the Subordinated Classes and Subordinated Purchased
              Interests, in accordance to their respective Class Allocation                                                    0.00
              Percentages, until all previous reductions to their respective Class
              Invested Amounts and PI Invested Amounts on account of Allocable
              Charged-Off Amounts have been reinstated
                                                                                                                      -------------
                                                                                                                               0.00

-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                           SETTLEMENT STATEMENT

Report Date                         06-Nov-1998                               18-Nov-1998
Preceding Report Date               15-Oct-1998                                  11:11 AM
Prepared by                      Linda Lauderdale


                      INFORMATION FOR SETTLEMENT STATEMENT

                                  NOVEMBER 1998


   G(1). ESTIMATED CARRYING COSTS TO ACCRUE:              11/01-11/28
                                                        ----------------


INTEREST:  /360  # DAYS    INT RATE     CERT. AMOUNT                    CALC. INTEREST
                                                                        --------------

             360     17        5.7700% 115,000,000.00     11/01-11/17        313,343.06
             360     17        6.0700%  18,000,000.00     11/01-11/17         51,595.00
             360     11        5.7700% 115,000,000.00     11/18-11/28        202,751.39
             360     11        6.0700%  18,000,000.00     11/18-11/28         33,385.00
             360                                                                   0.00
             360                                                                   0.00
             360                                                                   0.00
             360                                                                   0.00
                                                                        ---------------
                                                                             601,074.44

NON-USE: /360    # DAYS    INT RATE     UNUSED AMT.                        CALC. FEE
                                                                        ----------------

             360     28        0.3000%  27,000,000.00  11/.01-11/28            6,300.00
             360                                      -------------                0.00
             360                                                                   0.00
             360                                                                   0.00
             360                                                                   0.00
             360                                                                   0.00
             360                                                                   0.00
             360                                                                   0.00
                                                                        --------------
                                                                               6,300.00





CURRENT MONTH SERVICE FEE:  (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF PRECEDING CALC PERIOD
       DIVIDED BY 12)
                                         ENDING A/R                        CALC. FEE
                                       ---------------                  --------------

           2.00%     12                242,249,000.13 (9/28/98)              403,748.33



TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE
                                                                        ---------------
       (ROUNDED TO 000)                PLUS SERVICE FEE)                   1,011,000.00
                                                                        ---------------

                      INFORMATION FOR SETTLEMENT STATEMENT

                                  NOVEMBER 1998

 I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME
       FASHIONS AND ALAMAC


                           H. FASHIONS        ALAMAC                TOTAL
                         ---------------- ---------------- --------------------


  BEGINNING A/R           244,953,154.54       (60,865.33)      244,892,289.21
  SALES                   172,547,581.34             0.00       172,547,581.34
                         ---------------------------------
  COLLECTIONS**          (166,867,673.35)         (934.42)     (166,868,607.77)
                         ---------------------------------
  DILUTION                 (4,093,517.60)            0.00        (4,093,517.60)
  ADVERTISING              (4,531,542.07)            0.00        (4,531,542.07)
  WRITE-OFFS                    5,137.12             0.00             5,137.12
  MISC.*                       48,474.12           (12.04)           48,462.08
----------------         ---------------- ---------------- --------------------
  ENDING A/R              242,061,614.10       (61,811.79)      241,999,802.31


                                      OK               OK                   OK


*   SPLIT BETWEEN  H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.


**  FORCE



K(1)(A).  CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
          (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)

                INTEREST                         766,582.64
                NON-USE FEE                        7,875.00

                SERVICE FEE                      401,371.73
                FINCO NOTE INTEREST              328,057.75
                -------------------          ---------------

                                             ---------------
                TOTAL (ROUNDED TO 000)         1,504,000.00
                                             ---------------


                                                                                         ---------------
                                A/R BALANCE BY TERMS TYPE                                    @ 11/03/98
                                                                                         ---------------

                                                          A/R AMOUNT
                      ----------------------------------------------------------------------------------
    DIVISION               30 DAYS                 60 DAYS               OTHER                TOTAL
 ---------------      ----------------------------------------------------------------------------------

ALAMAC                            0.00                  0.00           (61,811.79)             (61,811.79)

% TO TOTAL                        0.00%                 0.00%              100.00%

HOME FASHIONS           192,795,613.77         40,509,641.55         8,756,358.78          242,061,614.10

% TO TOTAL                       79.65%                16.74%               3.62%


TOTAL                   192,795,613.77         40,509,641.55         8,694,546.99          241,999,802.31

% TO TOTAL                       79.67%                16.74%                3.59%


                  WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES

 30 DAYS          % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                                     24.98
 60 DAYS          % TO TOTAL FOR 60 DAYS TIMES 60                                                10.04
                                                                                       ---------------

 TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                            35.02
                                                                                       ===============


                                 --------------------------------
                                     PAYMENT TERM VARIABLE
                                 --------------------------------

                                                                              ---------------
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00                                1.00
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375
                                                                              ---------------






                  ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE



                                                                 OVERDUE POSITION
                      TOTAL      -----------------------------------------------------------------------------------------------
    DIVISION        RECEIVABLE        TOTAL         TO 30 DAYS      31 - 60 DAYS    61 - 90 DAYS   91 - 120 DAYS   OVER 120 DAYS
                                 -----------------------------------------------------------------------------------------------

HOME FASH.        240,756,735.94   29,044,186.02   23,211,106.15    2,810,009.59      691,180.30     515,557.04    1,816,332.94
ALAMAC                (61,811.79)      (7,096.25)        (878.30)         (37.75)           0.00           0.00       (6,180.20)
CORPORATE           1,304,878.16      143,677.81       42,457.02       17,913.00       20,340.44       9,183.46       53,783.89
                  --------------------------------------------------------------------------------------------------------------


                  --------------------------------------------------------------------------------------------------------------
TOTAL             241,999,802.31   29,180,767.58   23,252,684.87    2,827,884.84      711,520.74      524,740.50   1,863,936.63
                  --------------------------------------------------------------------------------------------------------------

                                     [LOGO]
                               WESTPOINT STEVENS



Craig J. Berlin
Corporate Credit Director
Senior Credit Officer                                          November 12, 1998




TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS, INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified form time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation
Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 12th day of November, 1998.

                                        WESTPOINT STEVENS INC.



                                        By: /s/ Craig J. Berlin
                                           ---------------------------------
                                           Craig J. Berlin
                                           Corporate Credit Director
                                           Senior Credit Officer




CJB/zkp



                                       17
         POST OFFICE BOX 71, WESTPOINT, GEORGIA 31833 AREA 706 645-4248